                               POWER OF ATTORNEY
                               -----------------

  We, the undersigned officers and directors of CONNECTICUT ENERGY CORPORATION, hereby severally constitute Vincent L. Ammann, Jr. and Carol A. Forest, and each of them singly, one true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement, on Form S-3 relating to Connecticut Energy Corporation's sale of up to 1,750,000 shares of Common Stock and any and all amendments to such Registration Statement, and any prospectus or supplemental prospectus contained therein, and generally to do all such things in our name and on our behalf in our capacities as officers or directors to enable Connecticut Energy Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

  Signature                         Title                             Date
  ---------                         -----                             ----

/S/ J.R. Crespo                  Chairman of the Board,          March 25, 1997
---------------------------      President and Chief
J.R. Crespo                      Executive Officer and
                                 Director (Principal
                                 Executive Officer)

/S/ Carol A. Forest              Vice President, Finance        March 25, 1997
---------------------------      Chief Financial Officer
Carol A. Forest                  and Treasurer (Principal
                                 Financial Officer)

/S/ Vincent L. Ammann, Jr.       Vice President and              March 25, 1997
---------------------------      Chief Accounting Officer
Vincent L. Ammann, Jr.           (Principal Accounting
                                 Officer)


  Signature                             Title                   Date
  ---------                             -----                   ----

/s/ Henry Chauncey, Jr.                 Director                March 25,1997
------------------------------
Henry Chauncey, Jr.

/s/ James P. Comer, M.D.                Director                March 25,1997
------------------------------
James P. Comer, M.D.

/s/ Richard F. Freeman                  Director                March 25,1997
------------------------------
Richard F. Freeman

/s/ Paul H. Johnson                     Director                March 25,1997
------------------------------
Paul H. Johnson

/s/ Richard M. Hoyt                     Director                March 25,1997
------------------------------
Richard M. Hoyt

/s/ Newman M. Marsilius, III            Director                March _,1997
------------------------------
Newman M. Marsilius, III

                                        Director                March _,1997
------------------------------
Samuel M. Sugden

                                        Director                March 25,1997
------------------------------
Christopher D. Turner

/s/ Helen B. Wasserman                  Director                March 25,1997
------------------------------
Helen B. Wasserman